Exhibit 10.2
                                                                    ------------
                               WARRANT TO PURCHASE
                                     120,000
                             SHARES OF COMMON STOCK

                                       OF

                N-VIRO INTERNATIONAL CORPORATION (the "Company")

THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION AND COMPLIES WITH THE REQUIREMENTS OF ANY APPLICABLE STATE SECURITIES LAWS

ISSUANCE  NO.  22                                            SEPTEMBER 15,  2005

          THIS CERTIFIES THAT, for valuable consideration received, STRATEGIC ASSET MANAGEMENT, INC. (the "Holder"), or its successors or assigns, is entitled to purchase ONE HUNDRED TWENTY THOUSAND (120,000) fully paid and nonassessable shares of common stock, with par value of $.01 per share, of the Company (the "Stock") at a purchase price of ONE AND 84/100 DOLLARS ($1.84) PER SHARE. The number of shares of Stock to be received upon exercise of this Warrant and the price to be paid per share of Stock may be adjusted, from time to time as hereinafter set forth. The shares of Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price for a share of Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Warrant Price". The terms and provisions of Stock as of the date hereof are set forth in the Certificate of Incorporation of the Company.

1.     ANTIDILUTION  PROVISIONS.
       ------------------------
     (a)      Adjustment  of  Number of Shares.  This Warrant, the Warrant Price
              --------------------------------
and the number of Warrant Shares are subject to adjustment under the following provisions:

          (i)     Dividends,  Reclassification,  etc.  In  case,  prior  to  the
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expiration of this Warrant by exercise or by its terms, the Company shall at any time issue Stock as a stock dividend or other distribution or subdivide the number of outstanding shares of Stock into a greater number of shares, then, in either of such cases, the Warrant Price of the Warrant Shares purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately reduced and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately increased; and conversely, in the event the Company shall contract the number of outstanding shares of Stock by combining such shares into a smaller number of shares, then, in such case, the Warrant Price of the Warrant Shares purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately decreased. If the Company shall, at any time during the life of this Warrant, declare a dividend payable in cash on its Stock and shall at substantially the same time offer to the holders of its Stock the right to purchase new Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of Stock so issued shall, for the purpose of this Warrant be deemed to have been issued as a stock dividend. Any dividend paid or distributed upon the Stock in shares of any other class of securities convertible into Stock shall be treated as a dividend paid in Stock to the extent that Stock is issuable upon the conversion thereof.

          (ii)     No  Adjustment  for  Small Amounts.  The Company shall not be
                   ----------------------------------
required to give effect to any adjustment in the Warrant Price unless and until the net effect of one or more adjustments, determined as provided above, shall have required a change of the Warrant Price by at least thirteen cents ($0.13), but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Warrant Price by at least twenty cents ($0.20), such change in the Warrant Price shall thereupon be given effect.

     (b)     Stock Defined.  Whenever reference is made in this Section 1 to the
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issue  or  sale of shares of Stock, the term "Stock" shall mean the Stock of the
Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Stock. However, shares issuable upon exercise of this Warrant shall include only shares of the class designated as Stock of the Company as of the date hereof.

     (c)     Determination  of  Adjusted Purchase Price.  Upon the occurrence of
             ------------------------------------------
each event requiring an adjustment of the Warrant Price and of the number of Warrant Shares purchasable pursuant to this Warrant in accordance with, and as required by, the terms of this Warrant, the Company shall forthwith employ a firm of certified public accountants (who may be the regular accountants for the Company) who shall compute the adjusted Warrant Price and the adjusted number of shares purchasable at such adjusted Warrant Price by reason of such event in accordance with the provisions hereof. The Company shall mail forthwith to the holder of this Warrant a copy of such computation.


2.     LIMITATIONS  ON  EXERCISE  RIGHT.
       --------------------------------
          This Warrant is exercisable only from the date of issuance through and including the expiration date of SEPTEMBER 14, 2010.


3.     EXERCISE  OF  WARRANT.
       ---------------------
          The terms and conditions upon which this Warrant may be exercised, and the Stock covered hereby may be purchased, are as follows:

          (a)     Method of Exercise.  At any time after 12:01 a.m. Toledo, Ohio
                  ------------------
time on the date hereof and prior to 5:00 p.m., Toledo, Ohio time on September 14, 2010, the Holder may exercise in whole or in part this Warrant. Such exercise shall be effected by:

               (i) the surrender of this Warrant, together with a duly executed copy of the Notice of Exercise attached hereto, to the Secretary or any Assistant Secretary of the Company at its principal offices.

               (ii) the payment to the Company, by certified or cashier's check or bank draft payable to its order, of an amount equal to the aggregate Warrant Price for the number of Warrant Shares for which the purchase rights hereunder are being exercised.

          (b)     Issuance  of Shares.  The Company shall cause, at its expense,
                  -------------------
the issuance within five (5) business days of the date of exercise hereof to the Holder of such number of Warrant Shares as subscribed for by the Holder. All such Warrant Shares shall be unregistered, restricted securities. In the event that, pursuant to subparagraph 3(a), there is a partial exercise of a Warrant, a Warrant for the unexercised portion shall be issued to the Holder.

          (c)     Conditions  Precedent  to  Obligations  of  the  Company.  The
                  --------------------------------------------------------
obligation of the Company under this Warrant to sell and deliver the Warrant Shares, is at its option, subject to (i) receiving an opinion of counsel for the Company that the Company has complied with or is exempt from (a) all applicable registration requirements under the Securities Act of 1933, (b) all applicable registration requirements under the securities laws of any state, and (c) all other requirements of law or of any regulatory body having jurisdiction over the issuance and delivery of the Warrant Shares; and (ii) the Holder's complying with all the terms and conditions of this Warrant.

          (d)     Restrictive Legend.  Any stock certificates evidencing Warrant
                  ------------------
Shares acquired under this Warrant pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION AND COMPLIES WITH THE REQUIREMENTS OF ANY APPLICABLE STATE SECURITIES LAWS.


4.     RESERVATION  OF  STOCK  ISSUABLE  UPON  CONVERSION.
       --------------------------------------------------
          Solely for the purpose of effecting the exercise of this Warrant the Company shall at all times reserve and keep available out of its authorized but unissued shares of Stock such number of shares of Stock as shall from time to time be sufficient to effect the exercise of this Warrant.


5.     TRANSFERS  AND  EXCHANGES.
       -------------------------
          (a) Subject only to limitations imposed by the Securities Act of 1933, as amended, and applicable state securities laws, this Warrant and all rights hereunder are transferable in whole, or in part, by the Holder. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Secretary or any Assistant Secretary of the Company at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer (if any) and a new Warrant shall be issued in the name of the transferee. In the event of a partial transfer, the Company shall issue to the Holders one or more appropriate new Warrants.

          (b) Each Holder agrees that this Warrant when endorsed in blank shall be negotiable and that when so endorsed the Holder may be treated by the Company and all other persons dealing with this Warrant as the absolute owner for all purposes and as the person entitled to exercise the purchase rights evidenced hereby; provided, however, that until such time as the transfer is recorded on the books of the Company, the Company may treat the registered Holder of this Warrant as the absolute owner.

          (c) All Warrants issued in connection with transfers or exchanges of this Warrant shall bear the same date as this Warrant and shall be identical in form and provision to this Warrant except for the number of shares purchasable thereunder.


6.     NO  PRIVILEGES  OF  STOCK  OWNERSHIP.
       ------------------------------------
          Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions, exercise preemptive rights or be notified of shareholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company except as otherwise provided herein.


7.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.
       ---------------------------------------------------
          The  Company  represents  and  warrants  to  the  Holder  as  follows:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Company has all requisite corporate power and authority to own its properties and conduct its business as now being conducted. The Company is duly licensed or qualified to conduct business in each jurisdiction wherein the failure to be licensed or qualified could have a material adverse effect on the business or financial condition of the Company or its ability to execute, deliver or perform its obligations under this Warrant.

          (b) Upon issuance thereof and payment therefore as contemplated in this Warrant, each Warrant Share will have been duly authorized and validly issued and will be fully paid and nonassessable and free of preemptive rights.

          (c) The Company has all requisite corporate power and authority to execute, deliver and perform this Warrant and to consummate the transactions contemplated hereby. The Company has taken all requisite corporate action to authorize the execution, delivery and performance of this Warrant. This Warrant has been duly executed and delivered by the Company. This Warrant is the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

          (d) The execution, delivery and performance of this Warrant and the consummation of the transaction contemplated hereby; (i) do not violate any provisions of law applicable to the Company, (ii) will not conflict with, or result in the breach or termination of any provision of, or constitute a default under (in each case whether with or without the giving of notice or the lapse of time or both), the Company's Certificate of Incorporation or By-Laws, or any indenture, mortgage, lease, deed of trust, or other instrument, contract or agreement or any order, judgment, arbitration award, or decree to which the Company is a party or by which it or any of its assets and properties are bound and (iii) do not and will not result in the creation of any encumbrance upon any of the properties, assets, or business of the Company.

8.     NOTICES.
       -------
          All communications hereunder shall be in writing and shall be deemed duly given when delivered personally, when sent by facsimile transmission (receipt confirmed) or one day after being mailed by first class mail, postage prepaid or sent by overnight courier, properly addressed, if to the Company, to N-Viro International Corporation, 3450 W. Central Avenue, Suite 328, Toledo, Ohio 43606, Attention: Daniel J. Haslinger President and CEO, fax 419-535-7008, with a copy to Clark Hill PLC, 500 Woodward Avenue, Suite 3500, Detroit, MI 48226-3435, Attention: D. Kerry Crenshaw, Esquire, fax (313) 965-8252 or if to the Holder hereof, at the address last appearing on the records of the Company. The Company or the Holder hereof may change such address and/or facsimile number at any time or times by notice hereunder to the other.

9.     GOVERNING  LAW.
       --------------
          This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Delaware and for all purposes shall be construed in accordance with and governed by the laws of said state, without giving effect to the conflict of laws principles.

10.     ATTORNEY'S  FEES.
        -----------------
          In any litigation, arbitration or court proceeding between the Company and the Holder as the holder of this Warrant relating hereto, the prevailing party shall be entitled to reasonable attorney's fees and expenses incurred in enforcing this Warrant.

11.     AMENDMENTS.
        -----------
          This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Holder as the holder hereof.

12.     SUCCESSORS  AND  ASSIGNS
        ------------------------
          The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holder thereof and their respective successors and assigns.

                              N-VIRO  INTERNATIONAL  CORPORATION

                              By:    /s/  James  K.  McHugh
                                  -------------------------
                                   James  K.  McHugh
                                   Secretary  and  Treasurer

Dated:   September  15,  2005
         --------------------

                               NOTICE OF EXERCISE
                               ------------------



To:     N-Viro  International  Corporation

     1. The undersigned hereby elects to purchase ___________________ shares (the "Shares") of common stock $.01 par value of N-Viro International Corporation, a Delaware Corporation (the "Company"), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price and any transfer taxes payable pursuant to the terms of the Warrant, together with an investment representation statement in form and substance satisfactory to legal counsel to the Company.

     2. The Shares to be received by the undersigned upon exercise of the Warrant are being acquired for its own account not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same, except in compliance with applicable federal and state securities laws. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Shares. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares.

     3. The undersigned understands that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with Rule 144 of the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     4. The undersigned understands the certificates evidencing the Shares may bear one or all of the following legends:

     (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION AND COMPLIES WITH THE REQUIREMENTS OF ANY APPLICABLE STATE SECURITIES LAWS."

          (b)     Any  legend  required  by  applicable  state  law.

     5. Please issue a certificate or certificates representing said Shares in the name of the undersigned.

     6. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.



                                  _________________________________________
                                                   [Name]


  ____________________________    _________________________________________
            [Date]                              [Signature]